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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4, of our report dated February 5, 1997 included (or incorporated by reference) in Promus Hotel Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Memphis, Tennessee
November 12, 1997